UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240 14a-12

CRESCENT ACQUISITION CORP
(Name of Registrant as Specified in its Charter)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of the Stockholders to Be Held on December 17, 2020.

CRESCENT ACQUISITION CORP

CRESCENT ACQUISITION CORP
11100 SANTA MONICA BOULEVARD, SUITE 2000
LOS ANGELES, CA 90025

D26309-P46527

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 23, 2020
Date: December 17, 2020 **Time:** 10:00 a.m., Pacific Time
Location: Meeting live via the Internet. Please visit www.virtualshareholdermeeting.com/CRSA2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CRSA2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or request a paper copy (see reverse side for instructions).

We encourage you to access and review all of the information contained in the proxy materials before voting.

See the reverse side of this notice for instructions on how to obtain the proxy materials and vote.

D26310-P46527      XXXX XXXX XXXX XXXX  (located on the    XXXX XXXX XXXX XXXX  How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 3, 2020 to facilitate timely delivery.  Proxy Materials Available to VIEW or RECEIVE:NOTICE AND PROXY STATEMENT FORM 10-KHow to View Online:Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.    XXXX XXXX XXXX XXXX  Vote By Internet: Go to www.proxyvote.com up until 11:59 p.m., Eastern Time, on December 16, 2020 and follow the instructions. Please have the information that is printed in the box marked by the arrow(located on the following page) ready.Vote By Virtually Attending the Meeting: Go to www.virtualshareholdermeeting.com/CRSA2020 at 9:45 a.m.,Pacific Time, on December 17, 2020 and follow the instructions.Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  Before You Vote      How to Access the Proxy Materials  How To Vote      Please Choose One of the Following Voting Methods

 Voting Items  The Board of Directors recommends you vote FOR the election of each of the following nominees for director and the proposal below:Election of Class I DirectorsNominees:1a. Kathleen S. Briscoe 1b. John J. GauthierRatification of the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm.Note: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be transacted.  D26311-P46527

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